September 15, 2017

Logan Capital Long/Short Fund

A series of Advisors Series Trust (the “Trust”)

Logan Capital Long/Short Fund
Institutional Class	LGNLX
Investor Class	LGNMX

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated August 28, 2017

At the request of Logan Capital Management, Inc., (“Logan Capital” or the “Advisor”), the Board of Trustees (the “Board”) of the Trust has reviewed material relating to the Advisor’s request to reorganize the Logan Capital Long/Short Fund (the “Fund”), into a newly created series (the “New Fund”) of Nationwide Mutual Funds (the “Reorganization”), with an investment objective and strategies that are substantially similar and a portfolio management team that is the same as that of the Fund.  Nationwide Fund Advisors will be the investment adviser for the New Fund and Logan Capital will be the New Fund's sub-adviser. The Fund’s current sub-adviser, Waterloo International Advisors, LLC (“Waterloo”), will cease business operations upon the Reorganization and Waterloo's portfolio managers will become employees of Logan Capital and portfolio managers of the New Fund. The Fund’s daily operations and management activities are not expected to be affected in any way.

Based on the materials provided to the Board, the Board has determined to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the Fund would reorganize out of the Trust and into the New Fund, the Nationwide Long/Short Equity Fund.  The Plan provides for an exchange of shares of each class of the Fund for shares of new classes of the New Fund, which would be distributed pro rata by the Fund to the holders of the shares of such class in complete liquidation of the Fund, and the New Fund’s assumption of all of the liabilities of the Fund.  Shareholders of each class of the Fund will receive shares of the New Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization.  The effect of the Reorganization will be that the Fund’s shareholders will become shareholders of the New Fund and management oversight responsibility for the New Fund will shift from Logan Capital to Nationwide Fund Advisors.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

On or about November 7, 2017, shareholders of the Fund will receive a proxy statement soliciting their votes with respect to the proposed Reorganization.  If approved, the Reorganization is anticipated to take effect on or about December 8, 2017.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for reference.